T. Rowe Price Government Money Portfolio

Supplement to Prospectus Dated May 1, 2019

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Douglas D. Spratley will join Joseph K. Lynagh as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Spratley joined T. Rowe Price in 2008. Effective January 1, 2021, Mr. Lynagh will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Spratley will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective March 1, 2020, Douglas D. Spratley will join Joseph K. Lynagh as Cochairman of the fund’s Investment Advisory Committee. Mr. Spratley joined the Firm in 2008 and his investment experience dates from 1996. For the past five years, Mr. Spratley has served as the head of U.S. Fixed Income Trading Money Markets and as a money market trader at the Firm. Effective January 1, 2021, Mr. Lynagh will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Spratley will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is February 25, 2020.

E306-041 2/25/20